Exhibit 10.32

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

AMENDMENT NO. 1
TO THE RESEARCH COLLABORATION AND LICENSE AGREEMENT BETWEEN
SPARK THERAPEUTICS, INC. AND
SENTI BIOSCIENCES, INC.

This Amendment No. 1 (“Amendment”) to the Research Collaboration and License Agreement is made effective as of December 8, 2022 (“Amendment Effective Date”), by and between Spark Therapeutics, Inc. (“Spark”) and Senti Biosciences, Inc. (“Senti”).

WHEREAS, Spark and Senti are parties to the Research Collaboration and License Agreement dated April 9, 2021 (the “Agreement”).

WHEREAS, the parties desire to amend the Agreement as more particularly set forth below;

NOW THEREFORE, in consideration of the foregoing premises and mutual covenants contained herein, intending to be legally bound hereby, the parties agree as follows;

The Agreement is hereby amended as follows:

1.The first sentence of Section [***] is hereby deleted.

2.Section 7.2.3 is hereby added to the Agreement.

7.2.3 Senti shall have the right to re-allocate the funding under the Research Budget between Out-of-        Pocket costs and FTE Costs, provided that the Out-of-Pocket and FTE Costs to be reimbursed to Senti by Spark in the aggregate shall not exceed the Research Budget. Notwithstanding section 7.2.1 or 7.2.2 to the contrary, Spark will reimburse Senti for (i) any additional FTEs not specified in the Research Budget that are funded by a reallocation from Out-of-Pocket Costs, and (ii) any Out-of-Pocket Costs that are funded by a reallocation from FTE Costs, each of (i) and (ii) in accordance with and subject to the preceding sentence.

3.Section 7.2.4 is hereby added to the Agreement

7.2.4 Notwithstanding Section 1.28 (ii), Spark shall reimburse Senti at the FTE Rate for any additional     hours devoted by any one employee [***].

4.The Research Plan, including the Research Budget and Research Term, on a Promoter Profile-by-Promoter Profile basis, is updated as set forth in Exhibit A attached hereto.

5.Effect of Amendment. Except as amended herein, all other provisions of the Agreement shall remain in full force and effect.

6.Counterparts. This Amendment can be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

SENTI BIOSCIENCES, INC.		SPARK THERAPEUTICS, INC.

By:	/s/ Tim Lu	By:	/s/ Federico Mingozzi

Name:	Tim Lu	Name:	Federico Mingozzi

Title:	CEO	Title:	Chief Science and Technology Officer

Date:	12/21/2022	Date:	12/21/2022